Exhibit 32

CERTIFICATION PURSUANT TO RULE 13a-14(b)

AND 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The First of Long Island Corporation (“Corporation”) on Form 10-Q for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on August 10, 2015 (“Report”), we, Michael N. Vittorio, President and Chief Executive Officer of the Corporation and Mark D. Curtis, Executive Vice President, Chief Financial Officer and Treasurer of the Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 10, 2015

By /s/ MICHAEL N. VITTORIO
MICHAEL N. VITTORIO
PRESIDENT & CHIEF EXECUTIVE OFFICER
(principal executive officer)

By /s/ MARK D. CURTIS
MARK D. CURTIS
Executive Vice President, Chief Financial
Officer and Treasurer
(principal financial officer)